Form 8-K	Page 1 of 3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2016

FULTON FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 717-291-2411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Page 2 of 3

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2016, the Fulton Financial Corporation (“Fulton”) Board of Directors elected Scott A. Snyder, Ph.D. (“Dr. Snyder”), age 51, to the Fulton Board of Directors.

Since 2011, Dr. Snyder has served as the president and chief strategy officer of the Boston- and Philadelphia-based Mobiquity, Inc., a mobile tech company that focuses on digital strategy and engineering enhanced mobile experiences. In addition to his work with Mobiquity, Dr. Snyder is a senior fellow in the Management Department at the Wharton School and an adjunct faculty member in the School of Engineering and Applied Science at the University of Pennsylvania. Dr. Snyder earned his B.S., M.S. and Ph.D. in Systems Engineering from the University of Pennsylvania, and an Executive Degree from the University of Southern California.

On July 19, 2016, Fulton issued a press release, attached as Exhibit 99.1 and incorporated herein by reference to this Current Report on Form 8-K, to announce the election of Dr. Snyder.

Prior to his election, the Fulton Board of Directors determined that Dr. Snyder is an independent director pursuant to NASDAQ and Securities and Exchange Commission rules. Dr. Snyder will hold office for a term expiring at Fulton’s annual meeting of shareholders in 2017, and until his successor is elected and qualified. In addition, he will serve as a member of Fulton’s Nominating and Corporate Governance Committee and Risk Committee.

There is no arrangement or understanding between Dr. Snyder and any other person pursuant to which Dr. Snyder was selected as a director. From time to time, Fulton’s subsidiary banks enter into lending and other transactions in the ordinary course of business with certain of Fulton’s executive officers, directors (including, possibly, Dr. Snyder), nominees, and their associates, and Fulton expects to have such transactions with these parties in the future. Such transactions are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans and transactions with persons not related to Fulton, and do not involve more than the normal risk of collectability or present other unfavorable features. There are no other current or currently proposed transactions as to which Fulton or any of its subsidiaries is a participant and in which Dr. Snyder has or will have a material direct or indirect interest, and which would be reportable pursuant to Item 404(a) of Regulation S-K.

Dr. Snyder will receive the standard compensatory and other agreements and arrangements provided to other non-employee directors of Fulton, including awards under Fulton’s 2011 Directors’ Equity Participation Plan and payments for meeting and retainer fees as described in Fulton’s Proxy Statement dated April 4, 2016.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 19, 2016

Form 8-K	Page 3 of 3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2016	FULTON FINANCIAL CORPORATION

	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Executive Vice President and General Counsel